Exhibit 10.1

December 3, 2012

CombiMatrix Corporation

Attn: Scott Burell

310 Goddard, Suite 150

Irvine, CA 92618

Gentlemen:

Reference is made to that certain Registration Rights Agreement dated as of September 28, 2012 by and among CombiMatrix Corporation, a Delaware corporation (the “Company”), Alpha Capital Anstalt and the other parties thereto (the “RRA”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the RRA.

The undersigned hereby consents to (i) extend the deadline under the RRA for filing Amendment No. 1 to the Initial Registration Statement (SEC File No. 333-184359) until December 5, 2012; (ii) extend the Effectiveness Date under the RRA for the Initial Registration Statement until January 4, 2013; provided that the Company shall use best efforts to cause the Initial Registration Statement to be declared effective as soon as possible hereafter; (iii) extend the Filing Date under the RRA for the Registration Statement covering the Warrant Shares until the 15th calendar day following the Second Closing Date (as defined in the Purchase Agreement); and (iv) extend the Effectiveness Date under the RRA for the Registration Statement covering the Warrant Shares until the 90th calendar day following the Second Closing Date (as defined in the Purchase Agreement).

[Signature Page Follows]

Sincerely,

ALPHA CAPITAL ANSTALT

By:	/s/ Konrad Ackermann
Name: Konrad Ackermann
Title: Director

ACKNOWLEDGED:

COMBIMATRIX CORPORATION

By:	/s/ Scott Burell
Name: Scott Burell
Title: CFO & Secretary

cc:	Dorsey & Whitney LLP
Attn: Parker Schweich, Esq.
600 Anton Boulevard, Suite 2000
Costa Mesa, CA 92626

[SIGNATURE PAGE TO WAIVER AND CONSENT]